Exhibit 99.2 C A G N Y 2020 1Exhibit 99.2 C A G N Y 2020 1

Legal Disclosure Note on Forward-Looking Statements This document contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Readers of this document should understand that these statements are not guarantees of performance or results. Many factors could affect our actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this document. These risks, uncertainties, and factors include, among other things: the risk that the cost savings and any other synergies from the acquisition of Pinnacle (the acquisition ) may not be fully realized or may take longer to realize than expected; the risk that the acquisition may not be accretive within the expected timeframe or to the extent anticipated; the risks that the acquisition and related integration will create disruption to the Company and its management and impede the achievement of business plans; the risk that the acquisition will negatively impact the ability to retain and hire key personnel and maintain relationships with customers, suppliers, and other third parties; risks related to our ability to successfully address Pinnacle's business challenges; risks related to our ability to achieve the intended benefits of other recent acquisitions and divestitures; risks associated with general economic and industry conditions; risks associated with our ability to successfully execute our long-term value creation strategies, including those in place for specific brands at Pinnacle before the acquisition; risks related to our ability to deleverage on currently anticipated timelines, and to continue to access capital on acceptable terms or at all; risks related to our ability to execute operating and restructuring plans and achieve targeted operating efficiencies from cost-saving initiatives, related to the acquisition and otherwise, and to benefit from trade optimization programs, related to the acquisition and otherwise; risks related to the effectiveness of our hedging activities and ability to respond to volatility in commodities; risks related to the Company's competitive environment and related market conditions; risks related to our ability to respond to changing consumer preferences and the success of its innovation and marketing investments; risks related to the ultimate impact of any product recalls and litigation, including litigation related to the lead paint and pigment matters, as well as any securities litigation, including securities class action lawsuits; risk associated with actions of governments and regulatory bodies that affect our businesses, including the ultimate impact of new or revised regulations or interpretations; risks related to the availability and prices of raw materials, including any negative effects caused by inflation or weather conditions; risks and uncertainties associated with intangible assets, including any future goodwill or intangible assets impairment charges, related to the acquisition or otherwise; the costs, disruption, and diversion of management's attention due to the integration of the acquisition; and other risks described in our reports filed from time to time with the Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements included in this document, which speak only as of the date of this document. We undertake no responsibility to update these statements, except as required by law. Note on Non-GAAP Financial Measures This document includes certain non-GAAP financial measures, including net debt, net leverage, and adjusted EBITDA. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company's financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company's operating performance and financial position. These measures should be viewed in addition to, and not in lieu of, the Company's diluted earnings per share, operating performance and financial measures as calculated in accordance with GAAP. Certain of these non-GAAP measures, such as organic net sales, adjusted operating margin, adjusted effective tax rate, adjusted net interest expense, adjusted EPS, net debt, net leverage, adjusted EBITDA, and free cash flow, are forward-looking. Historically, the Company has excluded the impact of certain items impacting comparability, such as, but not limited to, restructuring expenses, the impact of the extinguishment of debt, the impact of foreign exchange, the impact of acquisitions and divestitures, hedging gains and losses, impairment charges, the impact of legacy legal contingencies, and the impact of unusual tax items, from the non-GAAP financial measures it presents. Reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of such items impacting comparability and the periods in which such items may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Hedge gains and losses are generally aggregated, and net amounts are reclassified from unallocated corporate expense to the operating segments when the underlying commodity or foreign currency being hedged is expensed in segment cost of goods sold. The Company identifies these amounts as items that impact comparability within the discussion of unallocated Corporate results. 2Legal Disclosure Note on Forward-Looking Statements This document contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Readers of this document should understand that these statements are not guarantees of performance or results. Many factors could affect our actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this document. These risks, uncertainties, and factors include, among other things: the risk that the cost savings and any other synergies from the acquisition of Pinnacle (the acquisition ) may not be fully realized or may take longer to realize than expected; the risk that the acquisition may not be accretive within the expected timeframe or to the extent anticipated; the risks that the acquisition and related integration will create disruption to the Company and its management and impede the achievement of business plans; the risk that the acquisition will negatively impact the ability to retain and hire key personnel and maintain relationships with customers, suppliers, and other third parties; risks related to our ability to successfully address Pinnacle's business challenges; risks related to our ability to achieve the intended benefits of other recent acquisitions and divestitures; risks associated with general economic and industry conditions; risks associated with our ability to successfully execute our long-term value creation strategies, including those in place for specific brands at Pinnacle before the acquisition; risks related to our ability to deleverage on currently anticipated timelines, and to continue to access capital on acceptable terms or at all; risks related to our ability to execute operating and restructuring plans and achieve targeted operating efficiencies from cost-saving initiatives, related to the acquisition and otherwise, and to benefit from trade optimization programs, related to the acquisition and otherwise; risks related to the effectiveness of our hedging activities and ability to respond to volatility in commodities; risks related to the Company's competitive environment and related market conditions; risks related to our ability to respond to changing consumer preferences and the success of its innovation and marketing investments; risks related to the ultimate impact of any product recalls and litigation, including litigation related to the lead paint and pigment matters, as well as any securities litigation, including securities class action lawsuits; risk associated with actions of governments and regulatory bodies that affect our businesses, including the ultimate impact of new or revised regulations or interpretations; risks related to the availability and prices of raw materials, including any negative effects caused by inflation or weather conditions; risks and uncertainties associated with intangible assets, including any future goodwill or intangible assets impairment charges, related to the acquisition or otherwise; the costs, disruption, and diversion of management's attention due to the integration of the acquisition; and other risks described in our reports filed from time to time with the Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements included in this document, which speak only as of the date of this document. We undertake no responsibility to update these statements, except as required by law. Note on Non-GAAP Financial Measures This document includes certain non-GAAP financial measures, including net debt, net leverage, and adjusted EBITDA. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company's financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company's operating performance and financial position. These measures should be viewed in addition to, and not in lieu of, the Company's diluted earnings per share, operating performance and financial measures as calculated in accordance with GAAP. Certain of these non-GAAP measures, such as organic net sales, adjusted operating margin, adjusted effective tax rate, adjusted net interest expense, adjusted EPS, net debt, net leverage, adjusted EBITDA, and free cash flow, are forward-looking. Historically, the Company has excluded the impact of certain items impacting comparability, such as, but not limited to, restructuring expenses, the impact of the extinguishment of debt, the impact of foreign exchange, the impact of acquisitions and divestitures, hedging gains and losses, impairment charges, the impact of legacy legal contingencies, and the impact of unusual tax items, from the non-GAAP financial measures it presents. Reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of such items impacting comparability and the periods in which such items may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Hedge gains and losses are generally aggregated, and net amounts are reclassified from unallocated corporate expense to the operating segments when the underlying commodity or foreign currency being hedged is expensed in segment cost of goods sold. The Company identifies these amounts as items that impact comparability within the discussion of unallocated Corporate results. 2

What We Want You to Take Away from Today 1 We compete in attractive categories with consumer-preferred brands We deploy our assets via modern, repeatable, and scalable 2 processes that work 3 We have made tremendous progress, and despite Q3 category softness, have a long runway of growth ahead 3What We Want You to Take Away from Today 1 We compete in attractive categories with consumer-preferred brands We deploy our assets via modern, repeatable, and scalable 2 processes that work 3 We have made tremendous progress, and despite Q3 category softness, have a long runway of growth ahead 3

Agenda CONAGRA BRANDS OVERVIEW 1. OUR BRAND BUILDING MODEL 2. WHAT COMES NEXT 3. 4Agenda CONAGRA BRANDS OVERVIEW 1. OUR BRAND BUILDING MODEL 2. WHAT COMES NEXT 3. 4

Agenda CONAGRA BRANDS OVERVIEW 1. OUR BRAND BUILDING MODEL 2. WHAT COMES NEXT 3. 5Agenda CONAGRA BRANDS OVERVIEW 1. OUR BRAND BUILDING MODEL 2. WHAT COMES NEXT 3. 5

Conagra Brands Is a Highly Focused Portfolio

Net Sales, Last 4 Quarters
Domestic vs. International


International
9%
~$10.5B
91%
Domestic

Net Sales, Last 4 Quarters
Retail vs. Foodservice


Foodservice
10%
~$10.5B
90%
Retail

6

Source: Conagra Internal Data, Data for most recent 4 quarters ended Q2 FY20
Note: International net sales include sales by domestic segments to customers located outside the Untied States

We Are the Fifth Largest Food Company in America Food xBeverage Total Retail Dollar Sales in Billions (U.S. Retail – Latest 52 Weeks ended January 19, 2020) $22.5 $18.5 $12.2 $12.0 $11.6 $8.9 $8.6 $8.6 $8.6 $7.6 $7.5 $6.6 $5.4 $4.6 $4.3 7 Source: IRI POS, MULO+C, Latest 52 weeks ended January 19, 2020We Are the Fifth Largest Food Company in America Food xBeverage Total Retail Dollar Sales in Billions (U.S. Retail – Latest 52 Weeks ended January 19, 2020) $22.5 $18.5 $12.2 $12.0 $11.6 $8.9 $8.6 $8.6 $8.6 $7.6 $7.5 $6.6 $5.4 $4.6 $4.3 7 Source: IRI POS, MULO+C, Latest 52 weeks ended January 19, 2020

We Compete in Attractive Categories

Our categories are growing **+2.1%** vs. YA, outpacing Food at **+1.6%**

71% of portfolio resides in growing categories, compared to **41%**[1] for portfolio owned five years ago

Private label development remains low at **16%** in Conagra categories vs. **21%** in Food overall

We have a **#1 or #2** combined branded share in **82%**[2] of our categories

Source: IRI POS, MULO+C, Latest 52 weeks ended January 19, 2020

1. Conagra Brands portfolio of categories as of latest 52 weeks ended January 19, 2020 compared to categories Conagra participated in 5 years ago
2. Weighted by Conagra dollar sales

8

CONAGRA BRANDS

Spanning Three Domains with Iconic and Emerging Brands Growth Cash Frozen Snacks Staples 41% 25% 34% % of Retail Dollar Sales 9 Source: IRI POS, MULO+C, Latest 52 weeks ended January 19, 2020Spanning Three Domains with Iconic and Emerging Brands Growth Cash Frozen Snacks Staples 41% 25% 34% % of Retail Dollar Sales 9 Source: IRI POS, MULO+C, Latest 52 weeks ended January 19, 2020 nd Conagra Has the 2 Largest Frozen Retail Business Total Frozen (Retail Dollars Sales in Billions) $7.4B $5.1B $3.8B $2.8B $1.9B 10 Source: IRI POS, MULO+C, L52 week ended January 19, 2020nd Conagra Has the 2 Largest Frozen Retail Business Total Frozen (Retail Dollars Sales in Billions) $7.4B $5.1B $3.8B $2.8B $1.9B 10 Source: IRI POS, MULO+C, L52 week ended January 19, 2020

…and a $2 Billion Ready-to-Eat Snacking Portfolio 11 Source: IRI POS, MULO+C, Latest 52 weeks ended January 19, 2020…and a $2 Billion Ready-to-Eat Snacking Portfolio 11 Source: IRI POS, MULO+C, Latest 52 weeks ended January 19, 2020

Our Snacking Portfolio Is Among the Fastest Growing Ready-to-Eat Snacking Universe – Top Manufacturer Overview (Retail Dollar % Change vs. YA) +8.6% 5.6% 4.9% 3.7% 3.4% 2.6% 2.2% 2.1% 1.8% 1.7% 1.2% 1.1% 0.8% -1.3% -2.4% 12 Source: IRI POS, MULO+C, Latest 52 weeks ended January 19, 2020 Note: Snacking Universe consists of: Snacks, Candy, Cookies & Crackers Aisles & Bakery Snacks, Pastry/Doughnuts, Pudding/Gelatin, Refrigerated Desserts, Refrigerated – Lunch Kits CategoriesOur Snacking Portfolio Is Among the Fastest Growing Ready-to-Eat Snacking Universe – Top Manufacturer Overview (Retail Dollar % Change vs. YA) +8.6% 5.6% 4.9% 3.7% 3.4% 2.6% 2.2% 2.1% 1.8% 1.7% 1.2% 1.1% 0.8% -1.3% -2.4% 12 Source: IRI POS, MULO+C, Latest 52 weeks ended January 19, 2020 Note: Snacking Universe consists of: Snacks, Candy, Cookies & Crackers Aisles & Bakery Snacks, Pastry/Doughnuts, Pudding/Gelatin, Refrigerated Desserts, Refrigerated – Lunch Kits Categories

Portfolio Breadth Enables Us to Access More Demand Better For You Ethnic Indulgent Frozen Single Serve Meal Demand Conagra’s brands reach 61% more of available demand vs. nearest competitor 13 Source: IRI Household Panel, Total US All Outlets, Latest 52 weeks ended January 26, 2020, Conagra Frozen Single Serve Meals, NBD AdjustedPortfolio Breadth Enables Us to Access More Demand Better For You Ethnic Indulgent Frozen Single Serve Meal Demand Conagra’s brands reach 61% more of available demand vs. nearest competitor 13 Source: IRI Household Panel, Total US All Outlets, Latest 52 weeks ended January 26, 2020, Conagra Frozen Single Serve Meals, NBD Adjusted

Fueled by a Differentiated Culture Agile, perpetually reinventing Lean, right-sized organization how we work Disciplined resource deployment Collaborative, silo-free Highly energized, motivated people Entrepreneurial mindset 14Fueled by a Differentiated Culture Agile, perpetually reinventing Lean, right-sized organization how we work Disciplined resource deployment Collaborative, silo-free Highly energized, motivated people Entrepreneurial mindset 14

We Are Committed to Perpetually Reshaping the Portfolio for Better Growth and Better Margins Divest brands Add new brands Strengthen the that don’t fit to make us brands we own or are stronger chronic drags 15We Are Committed to Perpetually Reshaping the Portfolio for Better Growth and Better Margins Divest brands Add new brands Strengthen the that don’t fit to make us brands we own or are stronger chronic drags 15

Agenda CONAGRA BRANDS OVERVIEW 1. OUR BRAND BUILDING MODEL 2. WHAT COMES NEXT 3. 16Agenda CONAGRA BRANDS OVERVIEW 1. OUR BRAND BUILDING MODEL 2. WHAT COMES NEXT 3. 16

Our Brand-Building Approach Is Rooted in “The Conagra Way” Enabled by Disciplined Repeatable & Relentlessly differentiated portfolio scaleable principle-based capabilities management processes 17Our Brand-Building Approach Is Rooted in “The Conagra Way” Enabled by Disciplined Repeatable & Relentlessly differentiated portfolio scaleable principle-based capabilities management processes 17

We Support Our Brands with Strong, Consistent Marketing Investments

Total Marketing Investments Consistent Over Time
(Total Marketing Spend as % of Gross Sales)


Steady Investment
Fiscal 2018
Decreased Low ROI A&P Initiatives and Non-Working A&P
Increased High ROI Retailer & Packaging Investments
Four Fiscal Quarters Ended Q2 FY20

Source: Conagra Reported Financials, Conagra Internal Data
Note: Total Marketing Investments include working trade, slotting, coupons, CDD, packaging, and advertising & promotion; Data represents the domestic retail business for the time periods indicated

18

Our Spend is Focused on Supporting Aggressive Innovation in Frozen and Snacks



Marketing Focused on Growth Businesses
Reported Net Sales
Total Marketing Spend
~65%
~80%
~35%
~20%
Frozen & Snacks
Staples

19

Source: Conagra Reported Financials, Conagra Internal Data
Note: Total Marketing Investments include working trade, slotting, coupons, CDD, packaging, and advertising & promotion; Data represents the domestic retail business for the 4 fiscal quarters ended Q2 FY20

Our Innovation is Working… % of Annual Retail Sales from Innovation (Total Conagra Brands, Rolling 3 Years) 18% 17% 12% 9% 1 1 FY15 FY16 FY19 CY19 20 1. IRI POS, MULO+C, Conagra Brands, Fiscal Year 2019, Calendar Year 2019 (Data ended December 22, 2019)Our Innovation is Working… % of Annual Retail Sales from Innovation (Total Conagra Brands, Rolling 3 Years) 18% 17% 12% 9% 1 1 FY15 FY16 FY19 CY19 20 1. IRI POS, MULO+C, Conagra Brands, Fiscal Year 2019, Calendar Year 2019 (Data ended December 22, 2019)

…and Has Outperformed Peers, Both Overall… Innovation TPD Growth Innovation Retail Dollar Sales Growth 1 1 (Year 1 to Year 2, FY17-19 ) (Year 1 to Year 2, FY17-19 ) 245% 117% 71 pts 44 pts 174% 72% All Parent Companies Conagra All Parent Companies Conagra 21 Source: IRI POS, MULO+C, Conagra Brands, Fiscal Years FY17-FY19, Fiscal Halves (H1) FY19-FY20 1. FY19: H1 FY19 vs. H1 FY20…and Has Outperformed Peers, Both Overall… Innovation TPD Growth Innovation Retail Dollar Sales Growth 1 1 (Year 1 to Year 2, FY17-19 ) (Year 1 to Year 2, FY17-19 ) 245% 117% 71 pts 44 pts 174% 72% All Parent Companies Conagra All Parent Companies Conagra 21 Source: IRI POS, MULO+C, Conagra Brands, Fiscal Years FY17-FY19, Fiscal Halves (H1) FY19-FY20 1. FY19: H1 FY19 vs. H1 FY20

…and in Our Growth Domains of Frozen and Snacks Frozen Single Serve Meals Innovation Sales Ready-to-Eat Snacks Innovation TPDs (Retail Dollar Sales in MM) (Total Points of Distribution) $61 200 163 139 $32 $10 Peer 1 Peer 2 Conagra Peer 1 Peer 2 22 Source (Left Chart): IRI Market Advantage, POS, New $ sales vs. previous 52 weeks, data ended January 19, 2020, MULO+C, IRI Custom Category Total Conagra Frozen Single Serve Meals Source (Right Chart): IRI Market Advantage, POS, Conagra Custom Category, RTE Snack Categories $100MM+ in which Conagra participates, Latest 52 Weeks ended January 19, 2019…and in Our Growth Domains of Frozen and Snacks Frozen Single Serve Meals Innovation Sales Ready-to-Eat Snacks Innovation TPDs (Retail Dollar Sales in MM) (Total Points of Distribution) $61 200 163 139 $32 $10 Peer 1 Peer 2 Conagra Peer 1 Peer 2 22 Source (Left Chart): IRI Market Advantage, POS, New $ sales vs. previous 52 weeks, data ended January 19, 2020, MULO+C, IRI Custom Category Total Conagra Frozen Single Serve Meals Source (Right Chart): IRI Market Advantage, POS, Conagra Custom Category, RTE Snack Categories $100MM+ in which Conagra participates, Latest 52 Weeks ended January 19, 2019

MEGA and POWER Platforms Show Our Model Is Sustainable MEGA Nearly $150MM in Retail Sales POWER Reaches $100MM in Retail Sales $149 $101 $88 $122 $38 $41 $15 FY17 FY18 FY19 L52 FY17 FY18 FY19 L52 23 Source: IRI MA POS data, CAG Custom Category, TUS-MULO, Retail Sales, Conagra Fiscal Years, Latest 52 Weeks ended January 19,2020MEGA and POWER Platforms Show Our Model Is Sustainable MEGA Nearly $150MM in Retail Sales POWER Reaches $100MM in Retail Sales $149 $101 $88 $122 $38 $41 $15 FY17 FY18 FY19 L52 FY17 FY18 FY19 L52 23 Source: IRI MA POS data, CAG Custom Category, TUS-MULO, Retail Sales, Conagra Fiscal Years, Latest 52 Weeks ended January 19,2020

We Take a Modern Approach to Brand Building Superior Food pep Always-On, Customer Tailored Collaboration Communication 24We Take a Modern Approach to Brand Building Superior Food pep Always-On, Customer Tailored Collaboration Communication 24

We Take a Modern Approach to Brand Building Superior Food pep Always-On, Customer Tailored Collaboration Communication 25We Take a Modern Approach to Brand Building Superior Food pep Always-On, Customer Tailored Collaboration Communication 25

We Combine Science and Art to Create Superior Food Culinarily Advantaged Chefs State of the Art Facilities Granular Behavioral Data Data Integration 26 Collaborative Innovation CouncilsWe Combine Science and Art to Create Superior Food Culinarily Advantaged Chefs State of the Art Facilities Granular Behavioral Data Data Integration 26 Collaborative Innovation Councils

Our Aim Is to Design Provocative Food Experiences Bigger & Bolder Modern Health Experiential 27 Note: Packaging under development; subject to changeOur Aim Is to Design Provocative Food Experiences Bigger & Bolder Modern Health Experiential 27 Note: Packaging under development; subject to change

Superior Food Is Driving Healthy Choice Innovation to Outperform Peers 1 Top 10 BFY Frozen Single-Serve Meal Launches Healthy Healthy Healthy Healthy Healthy PP ee er 1 er PP ee ee r 1 r Healthy PP ee ee r 1 r Healthy Choice Choice Choice Choice Choice Choice Choice Product 1 Product 2 Product 3 Healthy Choice #1 item 1.5x size of Peer Products 28 Source: IRI POS, MULO+C, Latest 52 Weeks ended January 19, 2020 1. BFY stands for Better For YouSuperior Food Is Driving Healthy Choice Innovation to Outperform Peers 1 Top 10 BFY Frozen Single-Serve Meal Launches Healthy Healthy Healthy Healthy Healthy PP ee er 1 er PP ee ee r 1 r Healthy PP ee ee r 1 r Healthy Choice Choice Choice Choice Choice Choice Choice Product 1 Product 2 Product 3 Healthy Choice #1 item 1.5x size of Peer Products 28 Source: IRI POS, MULO+C, Latest 52 Weeks ended January 19, 2020 1. BFY stands for Better For You

Superior Food Is Driving Consumer Pull at Shelf on Indulgent Meals Innovation Indulgent Frozen Single-Serve Meal Launches Conagra driving 35% of segment innovation dollars Peer Peer Peer Company 2 Company 3 Company 1 29 Source: IRI POS, Conagra Custom Category, MULO+C, Latest 52 Weeks ended January 19, 2020, Non-BFY Single Serve Frozen MealsSuperior Food Is Driving Consumer Pull at Shelf on Indulgent Meals Innovation Indulgent Frozen Single-Serve Meal Launches Conagra driving 35% of segment innovation dollars Peer Peer Peer Company 2 Company 3 Company 1 29 Source: IRI POS, Conagra Custom Category, MULO+C, Latest 52 Weeks ended January 19, 2020, Non-BFY Single Serve Frozen Meals

Superior Slim Jim Innovation Is Outperforming Peers Meat Stick Launches Slim Jim innovation 2.8x the size of closest peer Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 30 Source: IRI POS, Conagra Custom Category, MULO+C, Latest 52 Weeks ended January 19, 2020, Meat SticksSuperior Slim Jim Innovation Is Outperforming Peers Meat Stick Launches Slim Jim innovation 2.8x the size of closest peer Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 30 Source: IRI POS, Conagra Custom Category, MULO+C, Latest 52 Weeks ended January 19, 2020, Meat Sticks

We Take a Modern Approach to Brand Building Superior Food pep Always-On, Customer Tailored Collaboration Communication 31We Take a Modern Approach to Brand Building Superior Food pep Always-On, Customer Tailored Collaboration Communication 31

Our Portfolio Is Vital to Retailers Compete in #1 in number of aisles Little to no presence in 9 out of 10 with greater than 50% bottom 10 aisles top aisles, which drive household penetration ~75% of Food $ sales 32 Source: IRI Household Panel, Total US All Outlets, Latest 52 Weeks ended January 26, 2020Our Portfolio Is Vital to Retailers Compete in #1 in number of aisles Little to no presence in 9 out of 10 with greater than 50% bottom 10 aisles top aisles, which drive household penetration ~75% of Food $ sales 32 Source: IRI Household Panel, Total US All Outlets, Latest 52 Weeks ended January 26, 2020

Our Portfolio Is A Strong Traffic Driver for Retailers Total In-Store Trips Where a Company’s Product Is Purchased (Food xBeverage, U.S. Retail – Latest 52 Weeks ended January 26, 2020, in billions) 3.3 3.0 2.3 2.2 1.8 1.8 1.7 1.7 1.6 1.5 1.5 1.0 1.0 0.9 0.8 33 Note: Packaging under development; subject to change Source: IRI Household Panel, Total US All Outlets, Latest 52 weeks ended January 26, 2020, NBD AdjustedOur Portfolio Is A Strong Traffic Driver for Retailers Total In-Store Trips Where a Company’s Product Is Purchased (Food xBeverage, U.S. Retail – Latest 52 Weeks ended January 26, 2020, in billions) 3.3 3.0 2.3 2.2 1.8 1.8 1.7 1.7 1.6 1.5 1.5 1.0 1.0 0.9 0.8 33 Note: Packaging under development; subject to change Source: IRI Household Panel, Total US All Outlets, Latest 52 weeks ended January 26, 2020, NBD Adjusted

We Are Driving Growth in Frozen Meals and Snacks

Frozen Single Serve Meals
(Retail Dollar Sales % Change vs. YA)


+3.6%
(0.2)%
(2.9)%
Category
CONAGRA BRANDS
Category xConagra

Ready-to-Eat Snacks
(Retail Dollar Sales % Change vs. YA)


+5.0%
+5.7%
+4.5%
Category
CONAGRA BRANDS
Category xConagra

Source (Left Chart): IRI POS Total US MULO, Latest 52 Weeks ended January 19, 2020
Source (Right Chart): IRI Market Advantage, POS, Conagra Custom Category, RTE Snack Categories $100MM+ in which Conagra participates, Latest 52 Weeks ended January 19, 2020

34

Snacks Is Outperforming Across Categories

Conagra Growth vs Category excl. Conagra
(Dollar Sales % Change vs. YA)

Category	Growth
Meat Snacks	+230 bps
Microwave Popcorn	+800 bps
Ready-to-Eat Popcorn	+70 bps
Seeds	+770 bps
Hot Cocoa	+690 bps

35

CONAGRA BRANDS

Source: IRI POS, Conagra Custom Categories, MULO+C, Latest 52 Weeks ended January 19, 2020; Data represents Conagra's growth relative to category growth excluding Conagra

Investments with Retailers Go Far Beyond Traditional Areas Traditional Retailer Investments Non-Traditional Retailer Investments Incremental Shelf Space Online Merchandising & Activation Retailer Data Access In-Store Displays Circulars, Featured Ads Retailer Media Services 36Investments with Retailers Go Far Beyond Traditional Areas Traditional Retailer Investments Non-Traditional Retailer Investments Incremental Shelf Space Online Merchandising & Activation Retailer Data Access In-Store Displays Circulars, Featured Ads Retailer Media Services 36

We Are Partnering with Retailers to Drive Distribution Traditional Distribution Non-Traditional Distribution Grocery & Mass Dollar Club C-Store Checkout Lane 37 Note: Packaging under development; subject to changeWe Are Partnering with Retailers to Drive Distribution Traditional Distribution Non-Traditional Distribution Grocery & Mass Dollar Club C-Store Checkout Lane 37 Note: Packaging under development; subject to change

We Are Partnering with Retailers on In-Store Activation Signage, Sampling, and Endcaps Disruptive Merchandising 38 Note: Packaging under development; subject to changeWe Are Partnering with Retailers on In-Store Activation Signage, Sampling, and Endcaps Disruptive Merchandising 38 Note: Packaging under development; subject to change

We Are Leveraging Unique Product Activations on E-Commerce Modern Health Solution Bundles Occasion Boxes Online Exclusives Attributes 39We Are Leveraging Unique Product Activations on E-Commerce Modern Health Solution Bundles Occasion Boxes Online Exclusives Attributes 39

Conagra E-Commerce Is Accelerating and Gaining Share Conagra E-Commerce Sales Conagra E-Commerce vs. Category Peer Set (% Change vs. YA) (% Share of Dollar Sales) +68.2% Total F&B 3.5% +53% 3.3% +48% 2.1% 2.1% 1.4% 1.3% 1.0% 0.8% CY 2016 CY 2017 CY 2018 CY 2019 CY 2016 CY 2017 CY 2018 CY 2019 Top 10 Manufacturers 40 Source: IRI EMI 3.0 CY16-CY19 Total eCommerce RMAConagra E-Commerce Is Accelerating and Gaining Share Conagra E-Commerce Sales Conagra E-Commerce vs. Category Peer Set (% Change vs. YA) (% Share of Dollar Sales) +68.2% Total F&B 3.5% +53% 3.3% +48% 2.1% 2.1% 1.4% 1.3% 1.0% 0.8% CY 2016 CY 2017 CY 2018 CY 2019 CY 2016 CY 2017 CY 2018 CY 2019 Top 10 Manufacturers 40 Source: IRI EMI 3.0 CY16-CY19 Total eCommerce RMA

Combining Traditional and Non-Traditional Retailer Investments Is Synergistic

Event Performance When Combining "Traditional" and "Non-Traditional" Investments vs. Only "Traditional" Investments

+31%
Consumer Trips

+35%
Units Purchased

+40%
$ Spent

41

CONAGRA BRANDS

Source: Customer data for Conagra-specific events

We Take a Modern Approach to Brand Building Superior Food pep Always-On, Customer Tailored Collaboration Communication 42We Take a Modern Approach to Brand Building Superior Food pep Always-On, Customer Tailored Collaboration Communication 42

Our Media Investments Have Shifted from High-Frequency Mass Vehicles to High Reach Digital Vehicles



Conagra Media Spend
Digital
Mass
72%
28%
19%
81%
FY15
H1 FY20
eCommerce on Retailer Platforms
Search
Social

43

Source: Conagra Internal Data

In Doing so, We Are Reaching Nearly All Consumers

Q2 FY20 Reach
(U.S. Consumers Age 18+)


250 million
222 million
Total U.S.
Consumers 18+
CONAGRA
BRANDS

Reached **89%** of all possible buyers in Q2

44

CONAGRA BRANDS

Source: Nielsen Total Media Fusion. Does not include Hulu, Conversant or Pinterest. Does not include Connected Device impressions.

“Always-On” Advertising Drives Mental Availability 45“Always-On” Advertising Drives Mental Availability 45

46 46 |46 46 |

Strong Mental Availability Can Also Lead to Passionate Brand Advocacy From Fans Online Meet The Long Boi Gang Social Media Instagram Followers Figures in Thousands 814 566 485 302 284 260 34 32 Slim Jim Dr. Pepper Mountain Bud Light Cheetos Skittles Jack Link's Oberto Dew Driving Tremendous Results with ZERO paid Media! 47 Source: Instagram, Followers as of February 10, 2020Strong Mental Availability Can Also Lead to Passionate Brand Advocacy From Fans Online Meet The Long Boi Gang Social Media Instagram Followers Figures in Thousands 814 566 485 302 284 260 34 32 Slim Jim Dr. Pepper Mountain Bud Light Cheetos Skittles Jack Link's Oberto Dew Driving Tremendous Results with ZERO paid Media! 47 Source: Instagram, Followers as of February 10, 2020

Retailers’ Platforms Now Offer High-Quality Opportunities to Engage with Consumers

BROAD REACH



Top retailer platforms reach over **90% of US household population**[1]

RELEVANT AUDIENCES


LIFESTYLE
CATEGORY
GENERAL CATEGORY
BRAND

Data-driven audiences find **5.5X more potential buyers**[2]

EFFECTIVE MESSAGE


Healthy Choice
GOOD SOURCE OF PROTEIN
amazonfresh
Healthy Choice
FLAVORFUL, MEATLESS MEALS
amazonfresh
Healthy Choice
OPTIONS FOR A LOW CARB LIFESTYLE
amazonfresh

Demand space targeting drives a **40% higher purchase rate**[3]

STRONG CONVERSION


popcorn
Find a Gift
No Artificial Preservatives, Flavors,
PACK OF 36 BAGS
Best Seller

70% of eCommerce snack purchases start on the top 3 retailer platforms, and **43%** convert[4]

Source:
1. Conagra eCommerce Retailer Partner Media/Advertising Groups, January 2020
2. Oracle Data Cloud, April 2017; 5.5x more potential buyers vs. demographic-based targeting and general population targeting
3. Conagra Demo vs. Demand Space Test, Amazon Advertising, June 2019; general population creative messaging vs. demand pocket messaging
4. Conagra Snacking Journey Project, June 2019; “convert” refers to convert to purchase online

48
CONAGRA BRANDS

Our Brand Building Model Has Driven Increased Household Penetration Household Penetration Change (Number of Households, Calendar 2017-2019) 1.4 mil 1.4 lion 1.3 million 1.3 1 Frozen Single Serve Meals Ready-to-Eat Snacks 49 Source: IRI Household Panel, Total US All Outlets, Calendar 2017-2019, NBD Adjusted 1. RTE Snack Categories $100MM+ in which Conagra participatesOur Brand Building Model Has Driven Increased Household Penetration Household Penetration Change (Number of Households, Calendar 2017-2019) 1.4 mil 1.4 lion 1.3 million 1.3 1 Frozen Single Serve Meals Ready-to-Eat Snacks 49 Source: IRI Household Panel, Total US All Outlets, Calendar 2017-2019, NBD Adjusted 1. RTE Snack Categories $100MM+ in which Conagra participates

Agenda CONAGRA BRANDS OVERVIEW 1. OUR BRAND BUILDING MODEL 2. WHAT COMES NEXT 3. 50Agenda CONAGRA BRANDS OVERVIEW 1. OUR BRAND BUILDING MODEL 2. WHAT COMES NEXT 3. 50

Key Priorities • Deliver synergy target • Restore top line momentum • Continue exploring smart divestitures 51Key Priorities • Deliver synergy target • Restore top line momentum • Continue exploring smart divestitures 51

We Will Continue to Deliver on Synergies Synergy Capture Progression (Dollars in Millions) $305 $20 million to be reinvested $180 $112 Total cumulative synergies FY20 Cumulative Synergy Target FY22 Total Synergy Target captured through end of Q2 FY20 52We Will Continue to Deliver on Synergies Synergy Capture Progression (Dollars in Millions) $305 $20 million to be reinvested $180 $112 Total cumulative synergies FY20 Cumulative Synergy Target FY22 Total Synergy Target captured through end of Q2 FY20 52

We Will Restore Top Line Momentum • Industry-wide consumption weakness in Q3 has impacted our fiscal year, despite our share gains • Recent industry consumption trends show “air pocket” is abating • Our FY20 innovation slate is performing well and will maintain momentum through year end • Our forthcoming FY21 innovation slate has been extremely well received by customers, and much of it will ship before year end – earlier than historical norms • We will continue to explore smart divestitures that sculpt top line performance in addition to generating cash 53We Will Restore Top Line Momentum • Industry-wide consumption weakness in Q3 has impacted our fiscal year, despite our share gains • Recent industry consumption trends show “air pocket” is abating • Our FY20 innovation slate is performing well and will maintain momentum through year end • Our forthcoming FY21 innovation slate has been extremely well received by customers, and much of it will ship before year end – earlier than historical norms • We will continue to explore smart divestitures that sculpt top line performance in addition to generating cash 53

Unexpected Q3 Headwinds Are Affecting FY20 Guidance • Greater than expected industry softness during our Q3 − Foodservice impacted in December − Retail impacted in January • Share gains have not been enough to offset sudden slowdown • Our recent consumption and shipment data supports transitory nature of the “air pocket” • Updated FY20 guidance • Remain committed to long-term targets 54Unexpected Q3 Headwinds Are Affecting FY20 Guidance • Greater than expected industry softness during our Q3 − Foodservice impacted in December − Retail impacted in January • Share gains have not been enough to offset sudden slowdown • Our recent consumption and shipment data supports transitory nature of the “air pocket” • Updated FY20 guidance • Remain committed to long-term targets 54

Foodservice Industry Traffic Declines Were Larger Than Expected in December Foodservice Industry Sales and Traffic (% Change vs. YA) 4% 2% Sales $ 0% (2)% Traffic (4)% (6)% Dec ‘18 Dec ‘19 55 Source: Black Box Intelligence (formerly TDn2K) data based on weekly sales from over 47,000 restaurants and $75 billion in annual salesFoodservice Industry Traffic Declines Were Larger Than Expected in December Foodservice Industry Sales and Traffic (% Change vs. YA) 4% 2% Sales $ 0% (2)% Traffic (4)% (6)% Dec ‘18 Dec ‘19 55 Source: Black Box Intelligence (formerly TDn2K) data based on weekly sales from over 47,000 restaurants and $75 billion in annual sales

Conagra Retail Sales Softer Than Expected in January Behind Category Softness Conagra Brands Retail Sales (% Change vs. YA, 4 Week Periods) 0.6% (1.3%) (4.4%) 12-01-19 12-29-19 01-26-20 56 Source: IRI POS, MULO+C, 4 Week Periods, Data Ended January 26, 2020Conagra Retail Sales Softer Than Expected in January Behind Category Softness Conagra Brands Retail Sales (% Change vs. YA, 4 Week Periods) 0.6% (1.3%) (4.4%) 12-01-19 12-29-19 01-26-20 56 Source: IRI POS, MULO+C, 4 Week Periods, Data Ended January 26, 2020

Conagra's Strong Brand Health Enabled Us to Gain Share in Key Categories During This Transitory Dip

Key Category Examples

Frozen Single-Serve Meals

(Category Dollar Sales % Change vs. YA, Conagra Dollar Sales % Change vs. YA, Conagra Dollar Share Change vs. YA)



Category % Chg
% Chg
Share Chg
6.6%
2.3
2.6
2.3%
0.6%
(4.7)%
4 WE 10-6-19
4 WE 11-3-19
4 WE 12-1-19
4 WE 12-29-19
4 WE 1-26-20

Frozen Vegetables & Sides

(Category Dollar Sales % Change vs. YA, Conagra Dollar Sales % Change vs. YA Conagra Dollar Share Change vs. YA)



Category % Chg
% Chg
Share Chg
0.1
0.7%
(0.9)
(2.4)%
(2.7)%
(2.9)%
4 WE 10-6-19
4 WE 11-3-19
4 WE 12-1-19
4 WE 12-29-19
4 WE 1-26-20

Canned Tomatoes

(Category Dollar Sales % Change vs. YA, Conagra Dollar Sales % Change vs. YA, Conagra Dollar Share Change vs. YA)



Category % Chg
% Chg
Share Chg
1.3
(3.9)%
(3.0)%
(5.6)%
(0.6)
(6.2)%
4 WE 10-6-19
4 WE 11-3-19
4 WE 12-1-19
4 WE 12-29-19
4 WE 1-26-20

57

Source: IRI POS, MULO+C, 4 Week Periods, Data Ended January 26, 2020

Recent Data Shows Trends Improving Conagra Brands Retail Sales (% Change vs. YA) Recent Shipment Patterns Also Improving 5.3% 0.6% (1.3%) (4.3%) (4.4%) 4 WE 12-1-19 4 WE 12-29-19 4 WE 1-26-20 1 WE 2-2-20 1 WE 2-9-20 58 Source: IRI POS, MULO+C, 4 Week Periods Data Ended January 26, 2020, 1 Week Periods, Data Ended February 9, 2020Recent Data Shows Trends Improving Conagra Brands Retail Sales (% Change vs. YA) Recent Shipment Patterns Also Improving 5.3% 0.6% (1.3%) (4.3%) (4.4%) 4 WE 12-1-19 4 WE 12-29-19 4 WE 1-26-20 1 WE 2-2-20 1 WE 2-9-20 58 Source: IRI POS, MULO+C, 4 Week Periods Data Ended January 26, 2020, 1 Week Periods, Data Ended February 9, 2020

Recent Innovation Is Working, and Gaining Momentum

Retail Dollar Sales From Innovation

FY19 Launches Continue to Grow
(Retail Sales from FY19 Innovation)



+75%
FY19 Launches in H1 FY19
FY19 Launches in H1 FY20

FY20 Launches Larger Than FY19 Launches in Comparable Periods



+38%
FY19 Launches in H1 FY19
FY20 Launches in H1 FY20

■ FY19 Launches ■ FY20 Launches

Source: IRI Syndicated Market Advantage, Total US MULO+C, Conagra Fiscal Halves

59

CONAGRA BRANDS

NEW POWER BOWLS WINNING AT SHELF GRAIN-FREE BOWLS TOP FROZEN BFY SINGLE SERVE MEAL LAUNCH OF 2019 Launched H1 FY20 60 Source: IRI POS, Conagra Custom Category, MULO+C, Latest 52 Weeks ended January 19, 2020NEW POWER BOWLS WINNING AT SHELF GRAIN-FREE BOWLS TOP FROZEN BFY SINGLE SERVE MEAL LAUNCH OF 2019 Launched H1 FY20 60 Source: IRI POS, Conagra Custom Category, MULO+C, Latest 52 Weeks ended January 19, 2020

Duncan Hines®



Duncan Hines
CHEWY FUDGE
BROWNIE MIX
THICK AND FUDGY
Duncan Hines
SIGNATURE
Perfectly Moist
LEMON SUPREME
NATURALLY FLAVORED CAKE MIX
Duncan Hines
PERFECTLY MOIST
CLASSIC YELLOW
CAKE MIX
NET WT 15.25 OZ (432g)

MODERNIZATION GAINING TRACTION

DUNCAN HINES REINVENTION

CLASSIC CAKE MIX +2% | SIGNATURE CAKE MIX +6%

TIER 1 BROWNIES +1%

Launched H1 F20

Source: IRI POS, Custom Category, Total US MULO, Latest 13 Weeks ended January 19, 2020, Dollar Sales % Chg vs. YA

Wish-Bone
THOUSAND ISLAND
DRESSING
Wish-Bone
ROBUSTO
ITALIAN
DRESSING
ITALIAN #1 DRESSING BRAND
Wish-Bone
RANCH
DRESSING

Wish-Bone®

BENDING THE TREND

WISHBONE RENOVATION

+6% $ SALES | +0.2 PTS SHARE

Launched H1 FY20

Source IRI POS, Conagra Custom Category, MULO+C, Latest 13 Weeks ended January 19, 2020

MEGA SUCCESS MEGA BONE-IN MEATS 18% HIGHER DOLLAR VELOCITY THAN CATEGORY AVERAGE ON #1 ITEM Launched H1 FY19 63 Source: IRI Total US MULO Data 52 Weeks ended January 19, 2020MEGA SUCCESS MEGA BONE-IN MEATS 18% HIGHER DOLLAR VELOCITY THAN CATEGORY AVERAGE ON #1 ITEM Launched H1 FY19 63 Source: IRI Total US MULO Data 52 Weeks ended January 19, 2020

Marie Callender's
CREAMY VERMONT
MAC & CHEESE
BOWL
Pasta Smothered
in a Smooth &
21G OF PROTEIN
No Artificial Preservatives
No Artificial Flavors | No Artificial Colors
Marie Callender's
TENDER GINGER
BEEF & BROCCOLI
BOWL
Tender Beef
with Broccoli in a
Savory Sauce
over Rice
19G OF PROTEIN
No Preservatives
No Artificial Flavors | No Artificial Colors
KEEP FROZEN; MUST BE COOKED THOROUGHLY
NET WT 11.8 OZ (335g)

Marie Callender's®

CONTEMPORARY COMFORT

BOWL TRANSFORMATION

+36% VELOCITY INCREASE

+32% TPD INCREASE

Launched H1 FY19

Source: IRI POS Total US MULO, Marie Callender's Bowls Latest 52 Weeks ended January 19, 2020 vs. Pre-Conversion 2YA

DELIVERING GROWTH RESTAURANT-STYLE RAMEN DRIVING 34% OF P.F. CHANG’S HOME MENU GROWTH IN MULTI-SERVE MEALS Launched H1 FY20 65 Source: IRI POS, MULO+C, Latest 26 Weeks ended January 19, 2020 Note: P.F. Chang’s and P.F. Chang’s Home Menu are registered trademarks of P.F. Chang’s China Bistro, Inc., used under licenseDELIVERING GROWTH RESTAURANT-STYLE RAMEN DRIVING 34% OF P.F. CHANG’S HOME MENU GROWTH IN MULTI-SERVE MEALS Launched H1 FY20 65 Source: IRI POS, MULO+C, Latest 26 Weeks ended January 19, 2020 Note: P.F. Chang’s and P.F. Chang’s Home Menu are registered trademarks of P.F. Chang’s China Bistro, Inc., used under license

OFF TO A SAVAGE START SAVAGE STICK #2 SELLING MEAT STICK INNOVATION BASE VELOCITY 4X CATEGORY AVERAGE Launched H2 FY20 66 Source: IRI POS data, TUS-MULO+C, Latest 13 Weeks ended January 19, 2020OFF TO A SAVAGE START SAVAGE STICK #2 SELLING MEAT STICK INNOVATION BASE VELOCITY 4X CATEGORY AVERAGE Launched H2 FY20 66 Source: IRI POS data, TUS-MULO+C, Latest 13 Weeks ended January 19, 2020

PICKING UP MOMENTUM PORK RINDS #2 SELLING PORK RINDS INNOVATION IN L13 WEEKS Launched H1 FY20 67 Source: IRI POS data, TUS-MULO+C, Latest 13 Weeks ended January 19, 2020, Dollar SalesPICKING UP MOMENTUM PORK RINDS #2 SELLING PORK RINDS INNOVATION IN L13 WEEKS Launched H1 FY20 67 Source: IRI POS data, TUS-MULO+C, Latest 13 Weeks ended January 19, 2020, Dollar Sales

BOLD SNACK FRY EXPERIENCE FIRE FRIES MORE HEAT | MORE FLAVOR ICONIC SNAP Launched H2 FY20 68BOLD SNACK FRY EXPERIENCE FIRE FRIES MORE HEAT | MORE FLAVOR ICONIC SNAP Launched H2 FY20 68

Snack pack
Fanta
ORANGE
wanta FANTA?

OFF TO A FANTA-STIC START

FANTA GELS

TURNING 1.5X FASTER THAN CATEGORY AVERAGE

Launched H2 FY20

Source: IRI POS data, TUS-Food, 13 weeks ended and 52 weeks ended January 19, 2020.
Note: FANTA is a trademark of The Coca-Cola Company. © The Coca-Cola Company. All Rights Reserved.

ACCELERATE MOMENTUM WITH FY21 INNOVATION 70ACCELERATE MOMENTUM WITH FY21 INNOVATION 70

Millennials Love Frozen Foods

Annual Frozen Eating Occasions
(% Change of Occasions by Household Composition)


+33%
+44%
Milennial Non-Parents
Milennial Parents with Kids <6 Only
Milennial Parents with Kids 6+

Millennials Household Composition
(Age & Presence of Children in Household)


48%
No Kids
33%
Kids 6+
19%
Kids <6
HOME

Source: The NPD Group, National Eating Trends®; 2 years ended November 2019; Filtered IH/CFH; Frozen Foods excl. Desserts; National Eating Trends® sample weighted to US Census Data
Note: % change reflects comparison to Millennial Non-Parents

71
CONAGRA BRANDS

AUTHENTIC RESTAURANT-STYLE SINGLE-SERVE RAMEN +60% RAMEN 4 YR MENU GROWTH 72 Source: Datassential 2019 Note: P.F. Chang’s and P.F. Chang’s Home Menu are registered trademarks of P.F. Chang’s China Bistro, Inc., used under licenseAUTHENTIC RESTAURANT-STYLE SINGLE-SERVE RAMEN +60% RAMEN 4 YR MENU GROWTH 72 Source: Datassential 2019 Note: P.F. Chang’s and P.F. Chang’s Home Menu are registered trademarks of P.F. Chang’s China Bistro, Inc., used under license

QSR INSPIRED MEGA MEAT MEALS BIG FLAVOR | HIGH PROTEIN 73QSR INSPIRED MEGA MEAT MEALS BIG FLAVOR | HIGH PROTEIN 73

HUNGER-CRUSHING PORTIONS DOUBLE MEAT BOWLS MAX PROTEIN | AMERICAN CLASSICS 74HUNGER-CRUSHING PORTIONS DOUBLE MEAT BOWLS MAX PROTEIN | AMERICAN CLASSICS 74

CONTEMPORARY COMFORT BOWL EXPANSION REINVENTED CLASSICS | RESTAURANT QUALITY 75CONTEMPORARY COMFORT BOWL EXPANSION REINVENTED CLASSICS | RESTAURANT QUALITY 75

PLANT-BASED LIFESTYLE BOWLS VEGAN | VEGETARIAN TRENDING RESTAURANT RECIPES 76PLANT-BASED LIFESTYLE BOWLS VEGAN | VEGETARIAN TRENDING RESTAURANT RECIPES 76

BFY HANDHELDS LOW CARB LIFESTYLE | HIGH PROTEIN 77BFY HANDHELDS LOW CARB LIFESTYLE | HIGH PROTEIN 77

MEAT REPLACEMENT PLATFORM ULTIMATE PLANT-BASED BURGER PLANT-BASED | REAL MEAT TASTE 78MEAT REPLACEMENT PLATFORM ULTIMATE PLANT-BASED BURGER PLANT-BASED | REAL MEAT TASTE 78

MEAT REPLACEMENT PLATFORM GARDEIN INSIDE ICONIC BRANDS | MADE WITH GARDEIN 79 Note: Packaging under development; subject to changeMEAT REPLACEMENT PLATFORM GARDEIN INSIDE ICONIC BRANDS | MADE WITH GARDEIN 79 Note: Packaging under development; subject to change

LOW CARB LIFESTYLE MEALS evol-UTION KETO FRIENDLY | HIGH PROTEIN 100% GRAIN-FREE CRUST 80 Note: Packaging under development; subject to changeLOW CARB LIFESTYLE MEALS evol-UTION KETO FRIENDLY | HIGH PROTEIN 100% GRAIN-FREE CRUST 80 Note: Packaging under development; subject to change

CARB REPLACEMENT VEGGIE LASAGNA ZUCCHINI & LENTIL PASTA 81 Note: Packaging under development; subject to changeCARB REPLACEMENT VEGGIE LASAGNA ZUCCHINI & LENTIL PASTA 81 Note: Packaging under development; subject to change

CONTEMPORARY VEGGIES MODERN SIDES CULINARY INSPIRED | PLANT-BASED 82 Note: Packaging under development; subject to changeCONTEMPORARY VEGGIES MODERN SIDES CULINARY INSPIRED | PLANT-BASED 82 Note: Packaging under development; subject to change

RESTAURANT INSPIRED BAKED SIDES CRAVEABLE FAVORITES | FLEXIBLE PREP 83 Note: Packaging under development; subject to changeRESTAURANT INSPIRED BAKED SIDES CRAVEABLE FAVORITES | FLEXIBLE PREP 83 Note: Packaging under development; subject to change

RESTAURANT QUALITY RECIPES ASIAN VEGGIES +20% ASIAN APP MENU GROWTH 84 Source: Datassential 2018 Note: Packaging under development; subject to change; P.F. Chang’s and P.F. Chang’s Home Menu are registered trademarks of P.F. Chang’s China Bistro, Inc., used under licenseRESTAURANT QUALITY RECIPES ASIAN VEGGIES +20% ASIAN APP MENU GROWTH 84 Source: Datassential 2018 Note: Packaging under development; subject to change; P.F. Chang’s and P.F. Chang’s Home Menu are registered trademarks of P.F. Chang’s China Bistro, Inc., used under license

Snacking Shows No Signs of Slowing Down Projected Annual Eatings of Snack Foods (In Billions) 405 423 440 1 2019 2024E 2014 85 Source: The NPD Group SnackTrack ® 1. 2024 forecastSnacking Shows No Signs of Slowing Down Projected Annual Eatings of Snack Foods (In Billions) 405 423 440 1 2019 2024E 2014 85 Source: The NPD Group SnackTrack ® 1. 2024 forecast

EXPANDING CONSUMPTION NEW SHELF SETS CHECKLANE | LUNCHBOX CENTER STORE 86 Note: Packaging under development; subject to changeEXPANDING CONSUMPTION NEW SHELF SETS CHECKLANE | LUNCHBOX CENTER STORE 86 Note: Packaging under development; subject to change

FEEDING THE SAVAGE PLATFORM SAVAGE STRIP SO MEATY, IT’S SAVAGE 87 Note: Packaging under development; subject to changeFEEDING THE SAVAGE PLATFORM SAVAGE STRIP SO MEATY, IT’S SAVAGE 87 Note: Packaging under development; subject to change

CRAFTED QUALITY SMOKED BEEF STRIPS SMALL BATCH SMOKED | 3g SUGAR PER SERVING 88 Note: Packaging under development; subject to changeCRAFTED QUALITY SMOKED BEEF STRIPS SMALL BATCH SMOKED | 3g SUGAR PER SERVING 88 Note: Packaging under development; subject to change

MEAT REPLACEMENT PLATFORM ULTIMATE PLANT-BASED JERKY PLANT-BASED | REAL MEAT TASTE HIGH PROTEIN 89 Note: Packaging under development; subject to changeMEAT REPLACEMENT PLATFORM ULTIMATE PLANT-BASED JERKY PLANT-BASED | REAL MEAT TASTE HIGH PROTEIN 89 Note: Packaging under development; subject to change

BFY ON-THE-GO SNACKABLE PICKLES NO ARTIFICIAL DYES | LOW CARB LIFESTYLE NO ADDED BRINE 90 Note: Packaging under development; subject to changeBFY ON-THE-GO SNACKABLE PICKLES NO ARTIFICIAL DYES | LOW CARB LIFESTYLE NO ADDED BRINE 90 Note: Packaging under development; subject to change

CULTURAL PHENOMENON ROSÉ KETTLE CORN INSTAGRAM-WORTHY | LTO 91 Note: Packaging under development; subject to changeCULTURAL PHENOMENON ROSÉ KETTLE CORN INSTAGRAM-WORTHY | LTO 91 Note: Packaging under development; subject to change

HEALTHY FATS ARE POPPIN’ AVOCADO OIL POPCORN 100% AVOCADO OIL 92 Note: Packaging under development; subject to changeHEALTHY FATS ARE POPPIN’ AVOCADO OIL POPCORN 100% AVOCADO OIL 92 Note: Packaging under development; subject to change

TAPPING INTO CULTURE TRENDING KID THEMATICS FUN | EXPERIENTIAL | BUZZWORTHY 93 Note: Packaging under development; subject to change; Lucky Charms and associated words and designs are trademarks of General Mills, used under licenseTAPPING INTO CULTURE TRENDING KID THEMATICS FUN | EXPERIENTIAL | BUZZWORTHY 93 Note: Packaging under development; subject to change; Lucky Charms and associated words and designs are trademarks of General Mills, used under license

MODERN HEALTH SWEET TREATS KETO FRIENDLY CUPS #1 DIET IN AMERICA | 5g NET CARBS 0g ADDED SUGAR 94 Source: NPD's Health Aspirations & Behavioral Tracking Service; Data Period: April '19 - November '19, excludes “My Own Diet”MODERN HEALTH SWEET TREATS KETO FRIENDLY CUPS #1 DIET IN AMERICA | 5g NET CARBS 0g ADDED SUGAR 94 Source: NPD's Health Aspirations & Behavioral Tracking Service; Data Period: April '19 - November '19, excludes “My Own Diet”

SNACKABLE SWEETS NEW PLATFORMS BAKERY & RESTAURANT INSPIRED ULTRA CONVENIENT FPO 95 Note: Packaging under development; subject to changeSNACKABLE SWEETS NEW PLATFORMS BAKERY & RESTAURANT INSPIRED ULTRA CONVENIENT FPO 95 Note: Packaging under development; subject to change

DAIRY ALTERNATIVES NON-DAIRY HOT COCOA MADE WITH COCONUT MILK NO ARTIFICIALS 96 Note: Packaging under development; subject to changeDAIRY ALTERNATIVES NON-DAIRY HOT COCOA MADE WITH COCONUT MILK NO ARTIFICIALS 96 Note: Packaging under development; subject to change

INDULGENT COLLECTION WHITE CHOCOLATE PREMIUM QUALITY 97 Note: Packaging under development; subject to changeINDULGENT COLLECTION WHITE CHOCOLATE PREMIUM QUALITY 97 Note: Packaging under development; subject to change

How We Think about Staples

- Overall goal is reliable contribution
  - Large business, resource-light
  - Need top-line to be stable
  - Good margins, right-sized investment
- Our brands are strong
  - #1 or #2 combined branded share in 71%[1] of our Staples categories
- Categories are very important to retailers
  - Stable sales over past several years, +0.8% vs. YA
  - Contribute high annual spend per buyer
  - Drive significant number of trips
  - Have shorter purchase cycle

Source: IRI POS, MULO+C, Latest 52 weeks ended January 19, 2020
IRI Household Panel, Total US All Outlets, Latest 52 weeks ended January 26, 2020
1. Weighted by Conagra dollar sales

98

CONAGRA BRANDS

Six Brands Drive Half of Domain Sales Top 6 Brands 50% of Staples Dollar Sales 99 Source: IRI POS, MULO+C, Latest 52 weeks ended January 19, 2020, Conagra Major BrandsSix Brands Drive Half of Domain Sales Top 6 Brands 50% of Staples Dollar Sales 99 Source: IRI POS, MULO+C, Latest 52 weeks ended January 19, 2020, Conagra Major Brands

How We Operate the Business Selective Competitive Maximize Distribution Renovation/Innovation Share of Voice Close distribution gaps on high Maintain competitive levels of performing items A&P spend Leverage promotional scale 100How We Operate the Business Selective Competitive Maximize Distribution Renovation/Innovation Share of Voice Close distribution gaps on high Maintain competitive levels of performing items A&P spend Leverage promotional scale 100

Selective Innovations Incorporate On-Trend/Modern Attributes Pockets of Growth (Dollar Sales, % Change vs. YA) Plant-Based Sauces & Veggie-Based Pasta Ethnic Flavors Condiments $5.9B, +4% $135MM, +12% $192MM, +17% 101 Source: IRI POS, Total US MULO+C, Latest 52 Weeks ended January 19, 2020Selective Innovations Incorporate On-Trend/Modern Attributes Pockets of Growth (Dollar Sales, % Change vs. YA) Plant-Based Sauces & Veggie-Based Pasta Ethnic Flavors Condiments $5.9B, +4% $135MM, +12% $192MM, +17% 101 Source: IRI POS, Total US MULO+C, Latest 52 Weeks ended January 19, 2020

RESTAURANT MENU INSPIRED WISHBONE DRESSING BOLD FLAVORS | CRAVEABLE COMBINATIONS 102 Note: Packaging under development; subject to changeRESTAURANT MENU INSPIRED WISHBONE DRESSING BOLD FLAVORS | CRAVEABLE COMBINATIONS 102 Note: Packaging under development; subject to change

PLANT-BASED LIFESTYLE POWER DRESSING VEGETABLE POWERED | <50 CAL NO SOY INGREDIENTS 103PLANT-BASED LIFESTYLE POWER DRESSING VEGETABLE POWERED | <50 CAL NO SOY INGREDIENTS 103

KID FAVORITES VEGGIE PASTA CUPS PASTA MADE WITH CAULIFLOWER ½ CUP OF VEGETABLES 104 Note: Packaging under development; subject to changeKID FAVORITES VEGGIE PASTA CUPS PASTA MADE WITH CAULIFLOWER ½ CUP OF VEGETABLES 104 Note: Packaging under development; subject to change

Will Continue to Explore Smart Divestitures

Strategic Fit	• Limited coherence with portfolio objectives • Chronic drag; disadvantaged category fundamentals • Low priority for innovation or investment • Divestiture logic immediately evident
Financial Fit	• Consistent business underperformance • Lower-than-average returns • Outside buyer offering value in excess of internal value • Divestiture value creation potential immediately evident
Other Considerations	• Maintain our expected de-leveraging cadence • ~$2.6B gross (~$690MM net) tax asset expires at end of FY21

105
CONAGRA BRANDS

Summary We have an advantaged process for how to build brands in the 1 modern era We have a long runway of growth ahead of us, led by 2 frozen and snacks We will continue to re-shape the portfolio for better growth and 3 better margins 106Summary We have an advantaged process for how to build brands in the 1 modern era We have a long runway of growth ahead of us, led by 2 frozen and snacks We will continue to re-shape the portfolio for better growth and 3 better margins 106

DAVE MARBERGER EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER 107DAVE MARBERGER EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER 107

Significant Progress Since Closing on Pinnacle

- Closed Transaction
- Transitioned roles
- Closed corporate facilities

- Corporate SAP conversion completed
- Plants now being converted to SAP

- Started executing value-over-volume
- Re-built innovation pipeline

- Pinnacle brand performance improving
- Synergies accelerating

- Exited Wesson, Gelit, DSD Snacks, Private Label Peanut Butter, & Lender's
- Reduced debt by $1.1B

108

CONAGRA BRANDS

Updated FY20 Guidance

Metric (All Metrics Include a 53rd Week Except Organic Net Sales Growth)[1]	Fiscal 2020 Guidance as of Q2 Earnings[2]	Updated Fiscal 2020 Guidance[2]
Organic Net Sales Growth[3]	+1.0% to +1.5%	Flat to +0.5%
Reported Net Sales Growth	+12.4% to +12.9%	+10.0% to +10.5%
Adj. Op. Margin[4]	16.2% to 16.8%	15.8% to 16.2%
Adj. Net Interest Expense	Slightly below $505 million	~$500 million
Adj. Effective Tax Rate	~24%	23.0% to 24.0%
Avg. Diluted Shares	~488 million	~488 million
Adj. Diluted EPS from Cont. Ops.	$2.07 to $2.17	$2.00 to $2.07
Free Cash Flow	Slightly below $1 billion	~$950 million

1. "Adjusted" financial measures, free cash flow, and organic net sales are non-GAAP financial measures.
2. The inability to predict the amount and timing of the impacts of future items makes a detailed reconciliation of these forward-looking financial measures impracticable.
3. Organic net sales growth excludes the impact of foreign exchange and divested businesses, acquisitions (until the anniversary date of the acquisitions), as well as the impact of any 53rd week.
4. Adjusted operating margin excludes equity method investment earnings.

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Drivers of Revised FY20 Outlook • Lender’s bagel business divestiture, which closed in early Q3 • ~$90 million reduction to net sales guidance driven by industry-wide consumption weakness in Q3 − Q3 organic net sales expected to be down vs. prior year − Q4 organic net sales expected to be up vs. prior year, in-line with previous expectations • Net sales reduction reduces adj. operating margin guidance due to unfavorable fixed cost leverage and inventory write-offs 110Drivers of Revised FY20 Outlook • Lender’s bagel business divestiture, which closed in early Q3 • ~$90 million reduction to net sales guidance driven by industry-wide consumption weakness in Q3 − Q3 organic net sales expected to be down vs. prior year − Q4 organic net sales expected to be up vs. prior year, in-line with previous expectations • Net sales reduction reduces adj. operating margin guidance due to unfavorable fixed cost leverage and inventory write-offs 110

Impacts of Recently Exited Businesses

Impact to Year-over-Year Net Sales Growth Rate
(in basis points)


FY20 Q3
FY20 Q4
FY21 Q1
FY21 Q2
FY21 Q3
FY20
~(420) bps
~(250) bps
~(220) bps
~(150) bps
~(40) bps
~(280) bps

Impact to Year-over-Year Adj. EPS
(in dollars)


FY20 Q3
FY20 Q4
FY21 Q1
FY21 Q2
FY21 Q3
FY20
~($0.02)
~($0.01)
~($0.01)
~($0.01)
~($0.00)
~($0.06)

Note: The inability to predict the amount and timing of the impacts of future items makes a detailed reconciliation of these forward-looking financial measures impracticable.
Assumptions: 488 million shares outstanding; effective tax rate of 24.0%
Exited businesses include: Wesson, Gelit, DSD Snacks, Private Label Peanut Butter Facility, Lender's Bagels

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Remain Committed to FY22 Targets

Metric[1]	Target[2]
Organic Net Sales Growth[3] (3 YR CAGR ending FY22)	+1% to +2% (no change)
FY22 Adj. Operating Margin[4]	18% to 19% (no change)
FY22 Adj. Diluted EPS from Cont. Ops.	$2.66 to $2.76 (reduced $0.02 for recent divestitures)
Free Cash Flow Conversion (% of Adj. Net Income; 3 YR avg. ending FY22)	95%+ (no change)

1. "Adjusted" financial measures, free cash flow, and organic net sales are non-GAAP financial measures.
2. The inability to predict the amount and timing of the impacts of future items makes a detailed reconciliation of these forward-looking financial measures impracticable.
3. Organic net sales growth excludes the impact of foreign exchange and divested businesses, acquisitions (until the anniversary date of the acquisitions), as well as the impact of any 53rd week.
4. Adjusted operating margin excludes equity method investment earnings.

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Capital Allocation Policy

Priority

Dividend

- Maintain current annualized dividend (~$400MM / year)
- Modest increases subject to Board of Directors approval

Debt

- De-lever to 3.6x to 3.5x by FY21
- Solid investment grade credit rating

Share Repurchase

- Only if ahead of de-leveraging targets

M&A

- Acquisitions only if ahead of de-leveraging targets
- Divestitures are a potential de-leveraging tool
- Tax asset expiring in FY21

113
CONAGRA BRANDS

Committed to Solid Investment Grade Credit Rating

Debt Reduction On-Track
(Net Debt[1] Balances, Dollars in millions)


$11,121
$10,845
$10,441
$10,465
$10,278
Q2 FY19
Q3 FY19
Q4 FY19
Q1 FY20
Q2 FY20

Continued De-Leveraging Progress

- Additional $450 million of debt paid down in Q3
- $1.3 billion Term Loan issued at close of Pinnacle acquisition has now been fully paid off

Remain Committed to FY21 Leverage Target
(Net Leverage Ratio[2])


4.9x
3.5x to
3.6x
As of Q2 FY20
FY21 Target

Note: Net debt and net leverage are non-GAAP. See the end of this presentation for a reconciliation of these measures to the most directly comparable GAAP measures. The inability to predict the amount and timing of the impacts of future items makes a detailed reconciliation of these forward-looking financial measures impracticable.
1. Net Debt is Debt less Cash. Debt is the sum of notes payable, current installments of long-term debt, senior long-term debt, and subordinated debt.
2. Net leverage ratio is net debt divided by adjusted EBITDA for the trailing four quarters

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What We Want You to Take Away From Today 1 We compete in attractive categories and have the right brands We deploy our assets via modern, repeatable, and scalable 2 processes that work 3 We have made tremendous progress and despite near term headwinds, have a long runway of growth ahead 115What We Want You to Take Away From Today 1 We compete in attractive categories and have the right brands We deploy our assets via modern, repeatable, and scalable 2 processes that work 3 We have made tremendous progress and despite near term headwinds, have a long runway of growth ahead 115

APPENDIX 116APPENDIX 116

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures (in millions) Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Notes payable $ 0.9 $ — $ 1.0 $ 56.0 $ 0.5 Current installments of long-term debt 17.2 19.9 20.6 150.1 1,173.8 Senior long-term debt, excluding current installments 11,349.5 10,911.8 10,459.8 10,127.5 9,100.0 Subordinated debt 195.9 195.9 195.9 195.9 195.9 Total Debt $ 11,563.5 $ 11,127.6 $ 10,677.3 $ 10,529.5 $ 10,470.2 Less: Cash 442.3 282.2 236.6 64.7 192.0 Net Debt $ 11,121.2 $ 10,845.4 $ 10,440.7 $ 10,464.8 $ 10,278.2 117Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures (in millions) Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Notes payable $ 0.9 $ — $ 1.0 $ 56.0 $ 0.5 Current installments of long-term debt 17.2 19.9 20.6 150.1 1,173.8 Senior long-term debt, excluding current installments 11,349.5 10,911.8 10,459.8 10,127.5 9,100.0 Subordinated debt 195.9 195.9 195.9 195.9 195.9 Total Debt $ 11,563.5 $ 11,127.6 $ 10,677.3 $ 10,529.5 $ 10,470.2 Less: Cash 442.3 282.2 236.6 64.7 192.0 Net Debt $ 11,121.2 $ 10,845.4 $ 10,440.7 $ 10,464.8 $ 10,278.2 117

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures (in millions)

			Q2 FY20 LTM[3]
Net Debt		**$**	**10,278.2**
Net income attributable to Conagra Brands, Inc.		**$**	**802.8**
Add Back:	Income tax expense		211.6
	Income tax expense attributable to noncontrolling interests		0.5
	Interest expense, net		505.9
	Depreciation		326.1
	Amortization		60.0
Earnings before interest, taxes, depreciation, and amortization (EBITDA)		**$**	**1,906.9**
Restructuring plans [1]			136.6
Acquisitions and divestitures [2]			7.7
Corporate hedging losses			3.6
Impairment of businesses held for sale			59.0
Inventory fair value mark-up rollout			28.6
Novation of a legacy guarantee			(27.3)
Fair value adjustment of cash settleable equity awards issued in connection with Pinnacle acquisition			(15.1)
Gain on sale of businesses			(54.7)
Legal matters			(40.6)
Environmental matters			6.6
Pension settlement and valuation adjustment			4.3
Contract settlement gain			(12.0)
Intangible impairment charges			105.8
Gain on Ardent JV asset sale			(4.8)
Adjusted EBITDA		**$**	**2,104.6**
Net Debt to Adjusted LTM EBITDA			**4.9**

1. Excludes comparability items related to depreciation.
2. Excludes comparability items related to interest expense.
3. LTM stands for Last twelve months

118

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119119